 WCM Focused Emerging Markets Fund

Investor Class Shares

(Ticker Symbol: WFEMX)

Institutional Class Shares

(Ticker Symbol: WCMEX)

A series of Investment Managers Series Trust

Supplement dated June 29, 2018, to the

Summary Prospectus dated September 1, 2017.

Effective June 30, 2018 (the “Effective Date”), Paul R. Black and Kurt R. Winrich will no longer serve as portfolio managers of the WCM Focused Emerging Markets Fund (the “Fund”). As of the Effective Date, Gregory S. Ise, CFA, and Mike Tian will be added and Sanjay Ayer, Peter J. Hunkel, and Michal B. Trigg will continue as portfolio managers to the Fund. As a result, as of the Effective Date, the Summary Prospectus is updated as follows:

The “Portfolio Managers” section on page 5 of the Summary Prospectus is replaced with the following:

The portfolio management team is comprised of Sanjay Ayer, CFA, Peter J. Hunkel, Michael B. Trigg, Gregory S. Ise, CFA, and Mike Tian. Messrs. Ayer, Hunkel, and Trigg have served as portfolio managers of the Fund since its inception on June 28, 2013. Messrs. Ise and Tian have served as portfolio managers of the Fund since June 30, 2018. The members of the portfolio management team are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Please file this Supplement with your records.